                                                                    Exhibit 10.3

                                                                  Execution Copy

================================================================================

                               GUARANTY AGREEMENT

                          Dated as of September 1, 2006

                                      AMONG

                                   DCI, INC.,
                              a Kansas corporation,

                              ELECSYS CORPORATION,
                              a Kansas corporation,

                                       AND

                                    NTG, INC,
                              a Kansas corporation,

                                  AS GUARANTORS

                                       AND

                                 UMB BANK, N.A.,
                             Kansas City, Missouri,

                                   AS TRUSTEE

                            Industrial Revenue Bonds
                               (DCI, Inc. Project)
                              Series 2006A, B and C

================================================================================

                            GUARANTY AGREEMENT

         THIS GUARANTY  AGREEMENT  made and entered into as of September 1, 2006
(the   "Guaranty"),   by  and  among  DCI,  INC.,  a  Kansas   corporation  (the
"Corporation"),  ELECSYS  CORPORATION,  a Kansas corporation (the "Elecsys") and
NTG, INC., a Kansas  corporation (the "NTG") (the  Corporation,  the Elecsys and the  NTG  are  hereinafter  collectively  referred  to as the  "Guarantors"  and individually  as  a  "Guarantor,")  and  UMB  BANK,  N.A.,  a  national  banking association with its principal corporate trust office in Kansas City,  Missouri, as Trustee (the  "Trustee"),  under a Trust  Indenture  dated as of September 1,
2006 (the  "Indenture"),  between  the City of Olathe,  Kansas,  as Issuer  (the
"Issuer")  and the Trustee,  as  authorized by Ordinance No. 06-95 of the Issuer passed on August 15, 2006 (the "Ordinance");

         WITNESSETH:

         WHEREAS,  the Issuer,  a municipal  corporation  organized and existing under the laws of the State of  Kansas,  intends  to issue  its:  (a) Tax Exempt
Industrial  Revenue Bonds (DCI,  Inc.  Project),  Series 2006A, in the aggregate principal  amount of  $3,680,000  (the  "Series  2006A  Bonds");  (b) Tax Exempt
Industrial  Revenue Bonds (DCI,  Inc.  Project),  Series 2006B, in the aggregate principal  amount of  $400,000  (the  "Series  2006B  Bonds");  and (c)  Taxable
Industrial  Revenue Bonds (DCI,  Inc.  Project),  Series 2006C, in the aggregate principal  amount of $100,000  (the "Series  2006C Bonds," and together with the
Series 2006A Bonds and the Series 2006B Bonds, the "Bonds"); and

         WHEREAS, the Bonds are to be issued under and pursuant to the Ordinance and the Indenture; and

         WHEREAS,  the proceeds derived from the issuance of the Bonds are to be applied to finance the cost of acquiring,  constructing  and equipping a Project
(as defined in the  Indenture)  to be leased by the Issuer to DCI Holdings  FAE,
LLC  ("Holdings")  pursuant to a Lease  Agreement  dated as of September 1, 2006
(the "Lease"); and

         WHEREAS,  the Lease  requires that Holdings  assign its interest in the
Lease to the Corporation prior to January 1, 2007;

         WHEREAS, the Guarantors will benefit from the issuance of the Bonds and the lease of the Project to Holdings; and

         WHEREAS,  the  Guarantors  desire  that the Issuer  issue the Bonds and apply the proceeds as aforesaid  and are willing to enter into this  Guaranty in order to enhance the  marketability  of the Bonds and thereby  achieve  interest cost  savings to Holdings and as an  inducement  to the purchase of the Bonds by all who shall at any time become owners of the Bonds.

         NOW,  THEREFORE,  in consideration of the foregoing,  the Guarantors do hereby,  subject to the terms  hereof,  covenant  and agree with the  Trustee as follows:

                                    ARTICLE I

                          REPRESENTATIONS OF GUARANTORS

         Section 1.1.  Corporation hereby represents and warrants that:

         (a) The Corporation is a corporation  duly organized and existing under the laws of the State of Kansas,  is not in  violation  of any  provision of its organizational  documents, has not received notice and has no reasonable grounds to believe that it is in  violation  of any of the laws of Kansas,  has power to enter into this Guaranty, has duly authorized the execution and delivery of this
Guaranty by proper action,  and neither this Guaranty nor the agreements  herein contained contravene or constitute a default under any agreement,  instrument or indenture  or  any  provision  of its  organizational  documents  or  any  other requirement of law; and

         (b)  So  long  as the  Bonds  remain  Outstanding  (as  defined  in the
Indenture)  and except as  otherwise  provided  in Article IX of the Lease,  the
Corporation  will  maintain  its  corporate  existence,  will  continue  to be a corporation  in good  standing  under the laws of the State of Kansas,  will not dissolve or otherwise dispose of all or substantially all of its assets.

         Section 1.2.  Elecsys hereby represents and warrants that:

         (a) Elecsys is a Kansas  corporation  duly organized and existing under the laws of the State of Kansas,  is not in  violation  of any  provision of its organizational  documents, has not received notice and has no reasonable grounds to believe that it is in  violation  of any of the laws of Kansas,  has power to enter into this Guaranty, has duly authorized the execution and delivery of this
Guaranty by proper action,  and neither this Guaranty nor the agreements  herein contained contravene or constitute a default under any agreement,  instrument or indenture  or  any  provision  of its  organizational  documents  or  any  other requirement of law; and

         (b)  So  long  as the  Bonds  remain  Outstanding  (as  defined  in the
Indenture), Elecsys will maintain its corporate existence, will continue to be a corporation  in good  standing  under the laws of the State of Kansas,  will not dissolve or otherwise dispose of all or substantially all of its assets and will not  consolidate  with or  merge  into  another  limited  liability  company  or corporation  or  permit  one  or  more  other  limited  liability  companies  or corporations to consolidate with or merge into it,  provided,  that Elecsys may, without violating the agreement  contained in this subsection,  consolidate with or merge into another domestic limited  liability  company or corporation  (that is, a limited liability company or corporation  organized and existing under the laws of one of the states of the  United  States of  America),  or permit one or more limited  liability  companies or corporations to consolidate  with or merge into it, or sell or otherwise  transfer to another limited  liability company or corporation all or substantially all of its assets as an entirety and thereafter dissolve, provided that the surviving, resulting or transferee limited liability company or  corporation,  as the case may be,  (i) shall be a limited  liability company  or  corporation  organized  and  existing  under the laws of one of the states of the United States of America, as aforesaid, (ii) shall be qualified to do  business in the State of Kansas,  (iii)  shall  assume in writing all of the obligations of Elecsys under this Agreement,  and (iv) shall have a net worth at least equal to the net worth of Elecsys at the time of the consolidation, merger or sale determined in accordance with generally accepted  accounting  principles consistently applied.

         Section 1.3.  NTG hereby represents and warrants that:

         (a) NTG is a corporation  duly organized and existing under the laws of the State of Kansas, is not in violation of any provision of its  organizational documents, has not received notice and has no reasonable grounds to believe that it is in  violation  of any of the laws of Kansas,  has power to enter into this
Guaranty,  has duly  authorized  the  execution and delivery of this Guaranty by proper  action,  and neither this Guaranty nor the agreements  herein  contained contravene or constitute a default under any agreement,  instrument or indenture or any provision of its  organizational  documents or any other  requirement  of law; and

         (b)  So  long  as the  Bonds  remain  Outstanding  (as  defined  in the
Indenture),  NTG will  maintain its corporate  existence,  will continue to be a corporation  in good  standing  under the laws of the State of Kansas,  will not dissolve or otherwise dispose of all or substantially all of its assets and will not  consolidate  with or  merge  into  another  limited  liability  company  or corporation  or  permit  one  or  more  other  limited  liability  companies  or corporations  to  consolidate  with or merge  into it,  provided,  that NTG may, without violating the agreement  contained in this subsection,  consolidate with or merge into another domestic limited  liability  company or corporation  (that is, a limited liability company or corporation  organized and existing under the laws of one of the states of the  United  States of  America),  or permit one or more limited  liability  companies or corporations to consolidate  with or merge into it, or sell or otherwise  transfer to another limited  liability company or corporation all or substantially all of its assets as an entirety and thereafter dissolve, provided that the surviving, resulting or transferee limited liability company or  corporation,  as the case may be,  (i) shall be a limited  liability company  or  corporation  organized  and  existing  under the laws of one of the states of the United States of America, as aforesaid, (ii) shall be qualified to do  business in the State of Kansas,  (iii)  shall  assume in writing all of the obligations  of NTG under  this  Agreement,  and (iv)  shall have a net worth at least equal to the net worth of NTG at the time of the consolidation,  merger or sale  determined in accordance  with generally  accepted  accounting  principles consistently applied.

         Section 1.4. Each Guarantor represents and warrants that the assumption by Guarantors of their  obligations  hereunder  will result in direct  financial benefits to all of the Guarantors.

                                   ARTICLE II

                                  THE GUARANTY

         Section 2.1.  The  Guarantors,  jointly   and  severally  and  each  as
principal,  hereby  unconditionally  guarantee to the Trustee for the benefit of the owners from time to time of the Bonds:

         (a) The full and prompt  payment of the  principal of and  premium,  if any,  on each of the Bonds when and as the same shall  become due in  accordance with the terms and  provisions of each such Bond and the  Indenture,  whether at the stated  maturity  of such Bond,  by  acceleration,  call for  redemption  or otherwise;

         (b) The full and prompt  payment of the  interest  on each of the Bonds when  and as the  same  shall  become  due in  accordance  with  the  terms  and provisions of each such Bond and the Indenture;

         (c) The full and prompt  payment of all sums to be paid by Holdings and the Corporation under the Lease; and

         (d) The  performance  of all  other  obligations  of  Holdings  and the
Corporation under the Lease.

All  payments  by the  Guarantors  shall be paid in lawful  money of the  United
States of America.  Each and every  default in the payment of the  principal of, premium,  if any,  or interest  on any Bond,  and each and every  other  default hereunder, shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

         Section 2.2. The joint and several  obligations of the Guarantors under this Guaranty shall be absolute and unconditional and shall remain in full force
and  effect  until  released  and  discharged  as  herein  provided,   and  such
obligations shall not be affected,  modified or impaired upon the happening from time to time of any event,  including  without  limitation any of the following, whether or not with notice to, or the consent of, the Guarantors:

         (a) The compromise, settlement, release or termination of any or all of the  obligations,  covenants  or  agreements  of Issuer  under the  Indenture or
Holdings or the Corporation under the Lease;

         (b) The failure to give notice to any one or more of the  Guarantors of the  occurrence  of an event of default  under the terms and  provisions of this
Guaranty, the Indenture or the Lease;

         (c)  The  assignment  or  mortgaging  or the  purported  assignment  or mortgaging  of all or any part of the  interest of the  Issuer,  Holdings or the
Corporation in the Project or any failure of title with respect to the Issuer's,
Holdings' or the Corporation's interests in the Project;

         (d) The waiver of the payment,  performance  or  observance  by Issuer,
Holdings or the  Corporation  or any one or more of the Guarantors of any of the obligations,  covenants or agreements of any of them contained in the Indenture, the Lease or this Guaranty;

         (e) The extension of the time for payment of any principal of, premium, if any,  or  interest  on any Bond or  under  this  Guaranty  or of the time for performance of any other  obligations,  covenants or agreements under or arising out of the Indenture, the Lease or this Guaranty or the extension or the renewal thereof;

         (f) The  modification or amendment  (whether  material or otherwise) of any  obligation,  covenant or agreement set forth in the Indenture or the Lease, provided that the  obligations of the  Guarantors  are not thereby  increased or expanded without their prior written consent;

         (g) The taking or the  omission of any of the  actions  referred to  in the Indenture or the Lease or any actions under this Guaranty;

         (h) Any failure,  omission,  delay or lack on the part of Issuer or the
Trustee to enforce,  assert or exercise any right,  power or remedy conferred on the Issuer or the Trustee in this Guaranty,  the Lease or the Indenture,  or any other act or acts on the part of the  Issuer,  the  Trustee or any of the owners from time to time of the Bonds;

         (i) The  voluntary or  involuntary  liquidation,  dissolution,  sale or other disposition of all or substantially all the assets,  marshalling of assets and  liabilities,  receivership,  insolvency,  bankruptcy,  assignment  for  the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment  of,  or other  similar  proceedings  affecting  Issuer,  Holdings,
Corporation  or any one or more of the Guarantors or any of the assets of any of them,  or any  contest  of the  validity  of the  Indenture,  the  Lease or this
Guaranty or the  interest  of the Trustee in the rentals  under the Lease in any such proceeding;

         (j) To the extent permitted by law, the release or discharge of any one or more of the Guarantors  from the performance or observance of any obligation, covenant or agreement contained in this Guaranty by operation of law;

         (k)  The  default  or  failure  of  Issuer  or any  one or  more of the
Guarantors to perform fully any of their respective obligations set forth in the
Indenture, the Lease or this Guaranty;

         (l)  Any  invalidity  or   irregularity   in  any  statutory  or  other
proceedings  relating to the performance or existence of Issuer, to the issuance of the Bonds or the execution or delivery of the Indenture or the Lease;

         (m) Any  impossibility  or  illegality  of  performance  on the part of
Issuer  or  Corporation  of any of  their  respective  obligations  under  or in connection with the Bonds, the Indenture or the Lease; or

         (n) Any other circumstances,  occurrence or condition,  whether similar or dissimilar to any of the  foregoing,  that might be raised in avoidance of or in defense against any action to enforce the obligations of the Guarantors under the provisions hereof.

         Section 2.3. The rights  of the Trustee to enforce the  obligations  of the Guarantors under this Guaranty by any proceedings, whether by action at law, suit in equity or otherwise, shall not be impaired by any right, counterclaim or defense of any character  whatsoever,  including  without  limitation any right, claim or defense of  rescission,  recoupment,  reduction,  limitation,  set-off, counterclaim,  waiver,  frustration,  surrender,  alteration or compromise. This
Guaranty and the joint and several  obligations of the Guarantors  hereunder are separate and independent of Holding's or the Corporation's obligations under the
Lease and the  Indenture,  and it is  specifically  understood and agreed by the
Guarantors that any payment now or hereafter made by or on behalf of Holdings or the  Corporation  under or  pursuant  to the Lease or the  Indenture  shall not, except to the extent  paid to the owners of the Bonds  directly  by the  Issuer,
Holdings, the Corporation or by the Trustee,  affect, impair or diminish, in any
manner  whatsoever,   the  joint  and  several  obligations  of  the  Guarantors hereunder.  In the event that Holdings,  the Corporation or any successor lessee or assignee  under the Lease  should fail to perform any such  agreement  on its part,  the Guarantors may institute such action as they deem necessary to compel performance so long as such action does not abrogate the Guarantors' obligations herein.

                                   ARTICLE III

                               REMEDIES ON DEFAULT

         Section 3.1. In the event of  a default in the payment of  principal of or premium,  if any, on any Bond of a series of Bonds when and as the same shall become due, whether at the stated maturity  thereof,  by acceleration,  call for redemption  or  otherwise,  or in the event of a default  in the  payment of any interest on any Bond of a series of Bonds when and as the same shall become due, the Trustee may, and if requested so to do by the owners of not less than 25% in aggregate principal amount of the Bonds of such series then outstanding and upon provision  being  made  for  its  fees  and  expenses  and

indemnification  as  hereinafter   provided,   shall  be  obligated  to  proceed
hereunder,  and the  Trustee,  in its sole  discretion,  shall have the right to proceed first and directly  against any one or more of the Guarantors under this
Guaranty  to the  extent  of  their  respective  obligations  hereunder  without proceeding  against  or  exhausting  any  other  remedies  which it may have and without  resorting to any other  security held by Issuer or the Trustee.  Before taking any action  hereunder,  the Trustee may require a satisfactory  indemnity bond be  furnished  for the  reimbursement  of all  expenses it may incur and to protect it against  all  liability  except  that  which is  adjudicated  to have resulted  from its  negligence  or willful  default,  by reason of any action so taken.

         Section 3.2. Each  Guarantor  hereby  expressly  waives notice from the
Trustee or the owners from time to time of any of the Bonds of their  acceptance and reliance on this Guaranty.  The Guarantors agree to pay all costs,  expenses and fees, including all reasonable attorneys' fees, which may be incurred by the
Trustee in  enforcing  or  attempting  to enforce this  Guaranty  following  any default hereunder, whether the same be enforced by suit or otherwise.

         Section 3.3. No remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other available remedy or remedies,  but each and every such  remedy  shall be  cumulative  and shall be in  addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity.  No delay or omission to exercise any right or power  accruing  upon any default,  omission or failure of  performance  hereunder  shall  impair any such right or power or shall be construed to be a waiver thereof,  but any such right and  power  may be  exercised  from  time to time and as often as may be  deemed expedient. In order to entitle the Trustee to exercise any remedy reserved to it in this Guaranty,  it shall not be necessary to give any notice, other than such notice as may by herein expressly required. In the event any provision contained in this Guaranty should be breached by a Guarantor and thereafter duly waived by the Trustee, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.  No waiver,  amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing,  but solely by an  instrument  in writing duly executed by the Trustee.

                                   ARTICLE IV

                        GENERAL COVENANTS AND AGREEMENTS

         Section 4.1.  This Guaranty is entered into by the  Guarantors  for the benefit of the  Trustee  and the  owners  from time to time of the Bonds and any successor trustee under the Indenture,  all of whom shall be entitled to enforce performance  and  observance of this Guaranty to the same extent as if they were parties signatory hereto.

         Section 4.2. The  Guarantors  shall be discharged of their  obligations hereunder  only upon (1) the payment of the principal of,  premium,  if any, and interest on the Bonds to the Trustee,  or provision for payment  thereof  having been  made  with  the  Trustee  as  provided  in the  Indenture,  and  (2)  upon satisfaction of all obligations of the lessee under the Lease.

         Section 4.3.  The  joint  and  several  obligations  of the  Guarantors hereunder shall arise absolutely and  unconditionally  when the Bonds shall have been issued,  sold and delivered by Issuer and the proceeds  thereof paid to the
Trustee.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

         Section 5.1.  The  agreements  contained  herein  on  the  part  of the
Guarantors  shall  inure  to  and  be  binding  upon  their  respective   heirs,
successors,  assigns and legal representatives  including without limitation any successor or assign in any transaction expressly permitted by this Guaranty.

         Section 5.2.  This  Guaranty  constitutes  the   entire  agreement  and
supersedes  all prior  agreements  and  understandings,  both  written and oral, between the Guarantors and the Trustee with respect to the subject matter hereof and may be executed simultaneously in several counterparts,  each of which shall be deemed an original,  and all of which together  shall  constitute one and the same instrument.

         Section 5.3. The  invalidity  or  unenforceability  of any  one or more phrases,  sentences,  clauses or Sections in this Guaranty  shall not affect the validity or  enforceability of the remaining  portions of this Guaranty,  or any part thereof.

         Section 5.4.  This  Guaranty  shall be governed  by and  construed  and interpreted in accordance with the laws of the State of Kansas.

                    [Remainder of page intentionally blank.]

         IN WITNESS  WHEREOF,  the Guarantors  have executed this Guaranty as of the date first above written.

                                       DCI, INC.,
                                       a Kansas corporation

                                       By:
                                          --------------------------------------
                                           Karl B. Gemperli
                                           President and Chief Executive Officer

                                       ELECSYS CORPORATION,
                                       a Kansas corporation

                                       By:
                                          --------------------------------------
                                           Karl B. Gemperli
                                           President and Chief Executive Officer

                                       NTG, INC.,
                                       a Kansas corporation

                                       By:
                                          --------------------------------------
                                          Karl B. Gemperli
                                          Director and Treasurer

                                      S-1

         ACCEPTED:

                                       UMB BANK, N.A.,
                                       as Trustee

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                      S-2